THE BERKSHIRE FUNDS
                           THE BERKSHIRE FOCUS FUND



                       Supplement dated October 14, 1999

                        To Prospectus dated May 3, 1999




THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

EFFECTIVE OCTOBER 14, 1999 THE BERKSHIRE FUNDS HAS RETAINED FIRSTAR BANK, N.A. AS ITS CUSTODIAN BANK.

THE FOLLOWING DISCLOSURE REPLACES THE TABLE FOR WIRING INSTRUCTIONS ON PAGE 19 OF THE PROSPECTUS:



TO OPEN AN ACCOUNT                      TO ADD TO AN ACCOUNT
--------------------------------------------------------------------------

BY WIRE                                 BY WIRE
 ..............................................................................
Call 1-877-593-8637 for instruc-       Send your investment to Firstar Bank,
tions and to obtain an investor        N.A. by following the instructions
account number or an IRA account       listed in the column to the left.
number prior to wiring the funds.

Send your investment to Firstar Bank,
N.A. with these instructions:
*  Firstar Bank, N.A.
*  ABA#: 0420-0001-3
*  DDA#: 821602976
*  For Credit to the Berkshire Focus Fund
*  For further credit to:
   Your account number
   Your name


THE FOLLOWING DISCLOSURE REPLACES THE FINAL PARAGRAPH ON
PAGE 20 OF THE PROSPECTUS:


Firstar Bank, N.A., serves as the custodian for the tax-deferred accounts offered by the Fund. You will be charged an annual account maintenance fee of $10 for each tax-deferred account you have with the Fund. You may pay the fee by check or have it automatically deducted from your account (usually in December). The custodian reserves the right to change the amount of the fee or to waive it in whole or part for certain types of accounts.

THE FOLLOWING DISCLOSURE REPLACES THE FINAL LINE ITEM ON
PAGE 29 OF THE PROSPECTUS:

Custodian
Firstar Bank, N.A.


             PLEASE RETAIN THIS SUPPLIMENT FOR FUTURE REFERENCE